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                                                                  EXHIBIT 10.3.2

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June 13, 2005

Alleghany Corporation
40 East Hindsdale Avenue
Suite 201
Hinsdale, IL  60521
Attn:  Ms. Dorothea Gilliam, VP Investments

Re: Amendment to Investment Management Agreement -- Alleghany Corporation

Dear Ms. Gilliam:

Reference is made to the Investment Management Agreement between General Re-New England Asset Management, Inc. (GR-NEAM) and Alleghany Corporation, dated as of July 1, 2004 (the "Agreement").

Effective as of June 2, 2005, the Agreement is hereby amended by:

1. The existing Schedules E-1 and E-2 are deleted in its entirety and the attached Schedules E-1 and E-2 are to be made a part of the Agreement;

2. GR-NEAM should manage the assets of Darwin Select Insurance Company subject to the guidelines attached hereto;

3. The attached Schedule D, Secretary's Certificate is to be made a part of the Agreement;

4. The Darwin Select Insurance Company account shall be initially funded with the assets on the list attached hereto; and

5. GR-NEAM shall provide investment accounting services for Darwin Select Insurance Company retroactive to 12/31/04.

In all other respects, the Agreement is hereby ratified and confirmed.

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Kindly indicate your consent to the foregoing by signing in the space indicated
below.

Very truly yours,

                                       Accepted and Agreed:
GENERAL RE-NEW ENGLAND                 ALLEGHANY CORPORATION
ASSET MANAGEMENT, INC.

 /s/ Gerald T. Lynch                    /s/ Dorothea C. Gilliam
-------------------------              -------------------------------------
By:    Gerald T. Lynch                 By:    Dorothea C. Gilliam
Its:   President                       Its:   Vice President -- Investments

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